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                                                                   EXHIBIT 4.12


                             DELTA AIR LINES, INC.

                    Common Stock, par value $1.50 per share

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                              November 15, 2004


To the Exchange Offer Parties and the Aircraft Parties
(as each such term is defined in Section 1 below)

Ladies and Gentlemen:

         Delta Air Lines, Inc., a Delaware corporation (the "Company"), proposes to issue, upon the terms set forth in the applicable Restructuring Agreement (as defined in Section 1 below), shares of common stock, par value $1.50, of the Company (as such shares exist on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such common stock may be reclassified or changed, the "Securities"). As an inducement to you to enter into the applicable Restructuring Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the Holders (as defined herein) from time to time of the Securities, as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the applicable Restructuring Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "AAOD" means any Agreement to Amend Operative Documents relating to certain aircraft financed by the Company dated as of November 15, 2004.

         "Aircraft Parties" means any and all parties who have executed and delivered an AAOD or Rebate Agreement pursuant to which such party (or an Affiliate or nominee of such party) has been issued Securities.

         "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to


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any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person whether through the ownership of voting securities or by agreement or otherwise.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City, New York are authorized or obligated by law, regulation or executive order to close.

         "Closing Date" means the earlier of (i) the Effective Date (as defined in the AAOD and Rebate Agreement), and (ii) the date on which the exchange offer contemplated by the Company's Amended and Restated Offering Memorandum dated October 14, 2004 is consummated.

         "Company" has the meaning set forth in the preamble hereto.

         "Damages Payment Date" means, with respect to the Securities, each May 18 and November 18.

         "DTC" means The Depository Trust Company.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Exchange Offer Parties" means any and all parties who have been issued Securities in connection with the exchange offer contemplated by the Company's Amended and Restated Offering Memorandum dated October 14, 2004.

         "Holder" means a person who is a holder or beneficial owner of any Securities; provided that, unless otherwise expressly stated herein, only registered holders of Securities thereof shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

         "Holder Information" with respect to any Holder means information with respect to such Holder included in any Shelf Registration Statement or the related Prospectus in reliance upon and in conformity with information furnished to the Company in writing by such Holder for inclusion therein.

         "Initial Holders" means (i) the Exchange Offer Parties and (ii) the Aircraft Parties.

         "Liquidated Damages" has the meaning set forth in Section 2(e) hereof.

         "Losses" has the meaning set forth in Section 5(a) hereof.

         "Majority Holders" means the Holders of a majority of the then outstanding Transfer Restricted Securities.

         "NASD" has the meaning set forth in Section 3(i) hereof.


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         "NASD Rules" means the rules and regulations promulgated by the NASD.

         "Notice and Questionnaire" means a Selling Securityholder Notice and Questionnaire substantially in the form attached as Exhibit I to this Agreement.

         "Notice Holder" shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments, and all documents incorporated or deemed to be incorporated by reference in such prospectus.

         "Rebate Agreement" means any agreement relating to a rebate by certain owner participants of aircraft leased by Delta dated as of November 15, 2004.

         "Record Holder" means, with respect to any Damages Payment Date, each person who is registered on the books of the transfer agent as a Holder at the close of business on the fifteenth calendar day immediately preceding such Damages Payment Date.

         "Registration Default" has the meaning set forth in Section 2(e) hereof.

         "Restructuring Agreement" means, as the case may be, (i) the exchange offer contemplated by the Company's Amended and Restated Offering Memorandum dated October 14, 2004, (ii) any AAOD, or (iii) any Rebate Agreement.

         "Rule 144" means Rule 144 under the Act (or any successor provision promulgated by the SEC).

         "Rule 144A" means Rule 144A under the Act (or any successor provision promulgated by the SEC).

         "Rule 144(k)" means Rule 144(k) under the Act (or any successor provision promulgated by the SEC).

         "SEC" means the U.S. Securities and Exchange Commission.

         "Securities" has the meaning set forth in the preamble hereto.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 2(c) hereof.


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         "Shelf Registration Statement" means the registration statement for any Shelf Registration on Form S-1 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including pre- and post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

         "Suspension Period" has the meaning set forth in Section 2(d) hereof.

         "Transfer Restricted Securities" means each Security until the earliest of the date on which such Security (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Security which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144, or (iii) may be sold or transferred pursuant to Rule 144(k) (or any successor provision promulgated by the SEC) and is freely tradeable without restriction under the Act after such sale or transfer.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

                  2.       Shelf Registration Statement.

                  (a) The Company shall, at its expense, prepare and file with the SEC as soon as reasonably possible following the Closing Date a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 90 days after the Closing Date. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

                  (b) (1) The Company shall give notice to all Holders of Transfer Restricted Securities not less than 30 calendar days prior to the date on which the Company intends in good faith to have the Shelf Registration Statement declared effective, by issuing a press release to Reuters Economic Services and Bloomberg Business News. The Company shall take action to


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name each Holder that is a Notice Holder as of the date that is 10 calendar days prior to the effectiveness of the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement at the time of its effectiveness and is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law. The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling Securityholder in the Shelf Registration Statement.

                           (2)      After the Shelf Registration Statement has
become effective, the Company shall, upon the request of any Holder of Transfer Restricted Securities, promptly send a Notice and Questionnaire to such Holder and the Company shall (i) within 30 days after the date a completed and signed Notice and Questionnaire is delivered to the Company, prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law; provided that the Company shall not be required to file more than one post-effective amendment for the purpose of naming Holders as selling securityholders who are not named in the Shelf Registration Statement at the time of effectiveness in any 90-day period. If the Company files a post-effective amendment to the Shelf Registration Statement, it shall use its reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth above until the later of (a) the expiration of the 30-day period or (b) the termination of such Suspension Period, at which point any such supplement or other document required by applicable law will include the information necessary for any Holder who has delivered a Notice and Questionnaire to be named as a Selling Securityholder in such Shelf Registration Statement.

                  (c) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be usable, subject to
Section 2(d), by all Notice Holders until the earliest of (i) the date that the Securities may be freely transferred without restriction by non-affiliates pursuant to Rule 144(k) (or any successor or comparable rule or regulation) under the Act, (ii) the date that all of the Securities have been transferred pursuant to Rule 144 under the Act or any successor rule or regulation such that, after any such transfer referred to in this clause (ii), such Securities may be freely transferred without restriction by non-affiliates pursuant to Rule 144(k) (or any successor or comparable rule or regulation) under the Act and (iii) such date as of which all the Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company will, (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all Securities during the Shelf Registration Period in accordance with the


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intended methods of disposition by the Holders thereof set forth in such Shelf
Registration Statement and the related Prospectus, as amended and supplemented.

                  (d) The Company may suspend the availability of any Shelf Registration Statement and the use of any Prospectus (the period during which the availability of any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the "Suspension Period") for a period not to exceed either 45 days in the aggregate in any three-month period or 90 days in the aggregate during any 12-month period, for valid business reasons, to be determined by the Company in its sole judgment (which shall not include the avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the SEC and similar events; provided that the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable.

                  (e) The Company and the Initial Holders agree that the Holders of Transferred Restricted Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof. Accordingly, if (i) the Shelf Registration Statement has not been declared effective by the SEC within 90 days after the Closing Date or (ii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which exceeds either 45 days in the aggregate in any three-month period or 90 days in the aggregate in any 12-month period during the period beginning on the effective date of the initial Shelf Registration Statement and ending on or prior to the expiration of the holding period applicable to sales of the Securities under Rule 144(k) (each such event referred to in clauses (i) and (ii), a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each Notice Holder who is also a Record Holder. The amount of Liquidated Damages payable during any period in which one or more Registration Defaults have occurred or are continuing is the amount which is equal to $0.25 per annum per share of common stock of the Company (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for each day during which a Registration Default has occurred, it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimal places. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Defaults. No Liquidated Damages shall accrue after the expiration of the holding period applicable to sales of Securities under Rule 144(k). All accrued Liquidated Damages shall be paid by the Company on each Damages Payment Date to the applicable transfer and paying agent for immediate delivery by wire transfer to the applicable Record Holders (to the account specified in writing by each such Holder to the transfer and paying agent and the Company not less than 10 Business Days prior to such Damages Payment Date) in amounts proportional to the aggregate number of Securities each of them holds as of the applicable record date. Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default and not a penalty. Notwithstanding the foregoing or any other term of this Agreement, the Company shall be under no obligation to pay


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Liquidated Damages to any party until the aggregate cumulative amount of
Liquidated Damages payable to such party exceeds $50.

                  (f) All of the Company's obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                  (g) Immediately upon the occurrence or the termination of a Registration Default, the Company shall give Record Holders notice of such commencement or termination of the obligation to pay Liquidated Damages with regard to the Securities, and the amount thereof and of the event giving rise to such commencement or termination.

                  3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall (i) furnish to the Initial Holders, within a reasonable period of time prior to the filing thereof with the SEC to afford the Initial Holders and their counsel (such counsel being limited to one law firm or counsel) a reasonable opportunity for review, a copy of each Shelf Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act and any amendments filed solely to include Holder Information or to name a Holder as selling securityholder), and shall reflect in each such document, when so filed with the SEC, such comments as the Initial Holders may reasonably propose, except to the extent the Company reasonably determines it to be inadvisable or inappropriate to reflect such comments therein, and (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

                  (b) Subject to Section 2(d), the Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to any Holder Information.

                  (c) The Company, as promptly as reasonably practicable (but in any event within five Business Days), shall notify the Initial Holders and each Notice Holder and, if requested by you or any such Holder, confirm such notice in writing:


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                  (i)      when a Shelf Registration Statement and any
         amendment thereto or any Prospectus and any amendments and supplements thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the SEC following effectiveness of the Shelf Registration Statement for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's Exchange Act filings);

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

                  (v) of the happening of any event or the existence of any condition or any information becoming known that requires the making of any changes in the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to give or confirm such notice during any suspension that is in accordance with Section 2(d) hereof;

                  (vi) of the Company's determination that a post-effective amendment to the Shelf Registration Statement is necessary; provided, however, that the Company shall not be required to give or confirm such notice during any suspension that is in accordance with Section 2(d) hereof; and

                  (vii) of the commencement (including as a result of any of the events or circumstances described in paragraphs (ii) through (vi) above) and termination of any Suspension Period.

Notwithstanding the forgoing, the Company shall not be required to provide any notice under this Section 3(c) in respect of amendments to the Shelf Registration Statement caused by the filing of a report under the Exchange Act or any amendment (including any post-effective amendment) filed solely to include Holder Information or to name a Holder as a selling securityholder.


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                  (d)      The Company shall use its reasonable best efforts to
obtain (i) the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement and the use of any related Prospectus and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which such Transfer Restricted Securities have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Holder of the withdrawal of any such orders or suspensions as promptly as reasonably practicable.

                  (e) The Company shall promptly furnish to each Notice Holder, without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto (unless requested to the Company by such Notice Holder).

                  (f) The Company shall, during the Shelf Registration Period, promptly deliver to the Initial Holders, each Notice Holder and any sales or placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(d) and 3(q) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations registered in such names as Holders may request at least two Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

                  (i) Subject to the exceptions contained in (A) and (B) of Section 3(g) above, the Company shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of


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such Transfer Restricted Securities as contemplated by the Shelf Registration
Statement; without limitation to the foregoing, the Company shall provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

                  (j)      Upon the occurrence of any event described in
Section 3(c)(v) or 3(c)(vi) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Company's obligations under this Section 3(j) shall be automatically reinstated at the end of such Suspension Period.

                  (k) The Company shall use its reasonable best efforts to make available, prior to the effective date of any Shelf Registration Statement hereunder (i) a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and (ii) global certificates for such Transfer Restricted Securities, in a form eligible for deposit with DTC.

                  (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of any Shelf Registration Statement or each post-effective amendment to any Shelf Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company (or such shorter period as required by the Act or Exchange Act).

                  (m) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and/or the SEC, and the Company may exclude from such Shelf Registration


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Statement any Securities of any Holder that fails to furnish the Notice and
Questionnaire and such additional information in a timely manner.

                  (n) The Company shall, if reasonably requested, use its reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 3(n) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

                  (o) In the case of an underwritten offering, take all actions necessary, or reasonably requested by the holders of a majority of the Transfer Restricted Securities being sold (including entering into an underwriting agreement in customary form and taking such other actions as are reasonably requested by the managing underwriters), in order to expedite or facilitate disposition of such Transfer Restricted Securities, and in connection therewith, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Transfer Restricted Securities being sold), addressed to each selling Holder of Transfer Restricted Securities covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriters and (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Transfer Restricted Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; provided that the Company shall not be required to take any action in connection with an underwritten offering undertaken without its consent. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

                  (p) If reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law (including in the Shelf Registration), or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality.

                  (q) Each Notice Holder agrees that, upon receipt of notice of the happening of (i) an event described in Sections 3(c)(ii) through and including 3(c)(vi) or (ii) the Commencement of any Suspension Period, each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Notice Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Notice Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(q) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

                  (r) In the event that any broker-dealer shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the public distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the NASD Rules, including, without limitation, by:

                  (i) if the NASD Rules shall so require, engaging a "qualified independent underwriter" (as defined in the NASD Rules) to participate in the preparation of the Shelf Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Transfer Restricted Securities;

                  (ii) indemnifying any such qualified independent underwriter to the extent customary in underwritten public offerings; and

                  (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                  (s) The Company shall apply to list the Securities on the New York Stock Exchange, Inc. (or, if applicable, such other principal U.S. securities exchange or market on which the Company's Common Stock is listed or admitted for trading) and shall use reasonable efforts to cause such listing to be effected.

                  4. Registration Expenses. Whether or not any Shelf Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incidental to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for Transfer Restricted Securities and of printing Prospectuses if the printing of Prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses,
(v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Shelf Registration Statement and (vii) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. The Company shall also reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee and underwriter's discount or commission, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to a Shelf Registration Statement.

                  5.       Indemnification and Contribution.

                  (a) The Company (1) will indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement (including, without limitation, each Initial Holder), the officers, directors, agents and employees of each of such Holder, and each person who controls any such Holder within the meaning of either the Act or the Exchange Act and the officers, directors, agents and employees of each such controlling person (each collectively referred to for purposes of this Section 5 as a "Holder") against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to the purchase or sale of the Securities pursuant to any such Shelf Registration Statement) to which any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) will reimburse each such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred (such legal or other expenses reasonably incurred, together with any such losses, claims, damages or liabilities described in clause (1) of this section, the "Losses"); provided, however, (i) that the Company shall not be liable to any Holder in any such case to the extent that any such Losses arise out of or are based upon Holder Information relating to such Holder, (ii) that with respect to any untrue statement or omission of material fact made in any Shelf Registration Statement, or in any Prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of the Holder or any person who controls the Holder within the meaning of either the Act or the Exchange Act from whom the person asserting any such Losses purchased the securities concerned, to the extent that any such Losses of the Holders occur under the circumstance where it shall have been established that (w) the Company had previously timely furnished copies of the Prospectus, and any amendments and supplements thereto, to the Holder (in accordance with the provisions hereof), (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Prospectus was corrected in amendments or supplements thereto, and (z) a party other than the Company failed to provide to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such amendments or supplements to the Prospectus, and (iii) the Company will not be liable for any such Losses in connection with any settlement of any pending or threatened litigation or any pending or threatened governmental agency investigation or proceeding if that settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                  (b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, against any Losses to which any of them may become subject, under the Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based solely upon the Holder Information supplied by such Holder. This indemnity agreement will be in addition to any liability that such Holder may otherwise have. The obligations of any Holder under this Section 5(b) shall be limited to the net proceeds to such Holder of the Securities sold pursuant to the Shelf Registration Statement to which such Loss relates.

                  (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 5(a) or 5(b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 5(a) or 5(b) hereof to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Section 5. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume, at the indemnifying party's expense, the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Holders in the case of paragraph (a) of this Section 5, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party fails to assume promptly the defense of such action or proceeding or shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action,
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party is likely to present such counsel with a conflict of interest; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the Losses to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations; provided, however, that in no case shall an indemnifying party that is a Holder be responsible for any amount in excess of the lesser of (i) the total proceeds received by such Holder from the sale of the Transfer Restricted Securities (net of all underwriting discounts and commissions) or (ii) the amount of any damages that such indemnifying party is otherwise required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or relates to Holder Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person who controls such Holder within the meaning of either the Act or the Exchange Act and each officer, director, agent and employee of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

                  6. Rules 144. The Company covenants that it shall file the reports required to be filed by it under the Act and the Exchange Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time the Company is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144. The Company further covenants that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Act within the limitation of the exemptions provided by Rule 144. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  7.       Underwritten Offerings.

                  (a) If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the underwritten offering will be selected by the Holders of a majority of the Transfer Restricted Securities included in such underwritten offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  (b) No Holder may participate in any underwritten offering hereunder unless such person (i) agrees to sell such Holder's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to the Initial Holders, initially at the address set forth in the applicable Restructuring Agreement;

                  (ii) if to any other Holder, at the most current address of such Holder maintained by the registrar of the common stock of the Company, or, in the case of the Notice Holder, the address set forth in its Notice and Questionnaire; and

                  (iii) if to the Company, initially at its address set forth in the applicable Restructuring Agreement.

         All such notices and communications shall be deemed to have been duly given when received, if delivered by hand, first-class mail or air courier, and when sent, if sent by telecopier.

         The Initial Holders or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and underwriter and any such Holder and underwriter may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Execution and Counterparts. This Agreement shall be deemed executed and delivered by any Aircraft Parties and any Exchange Offer Parties with respect to any Securities issued to such party (or its Affiliates and nominees) upon the execution and delivery of the AAOD or Rebate Agreement pursuant to which such Securities were issued, in the case of the Aircraft Parties, or upon the delivery of the party's Selling Securityholder Notice and Questionnaire, in the case of the Exchange Offer Parties. This Agreement may also be executed in any number of counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together with the Aircraft Parties' and the Exchange Offer Parties' deemed execution and delivery, shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Section 2(e), 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

                                 EXHIBIT I TO THE REGISTRATION RIGHTS AGREEMENT


                             DELTA AIR LINES, INC.

            FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned holder of shares of our common stock (the "Common Stock") of Delta Air Lines, Inc., (the "Company" or "Registrant") understands that the Registrant has filed or intends to file with the Commission (the "Commission") a registration statement on Form S-1 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Common Stock (the "Transfer Restricted Securities"), in accordance with the terms of the Registration Rights Agreement, dated as of November 15, 2004 (the "Registration Rights Agreement"). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Transfer Restricted Securities is entitled to the benefits of the registration rights set forth in the Registration Rights Agreement. In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Delta as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, Delta will, within 30 days, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Transfer Restricted Securities; provided that Delta shall not be required to file more than one post-effective amendment for the purpose of naming holders as selling security holders who are not named in the Shelf Registration Statement at the time of effectiveness in any 90-day period. Delta has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Transfer Restricted Securities hereby gives notice to Delta of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Delta's directors and officers and each person, if any, who controls Delta within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in Delta's Shelf

Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

         If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 below after the date on which such information is provided to Delta, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                 QUESTIONNAIRE

         Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

         IF YOU HAVE ANY QUESTIONS ABOUT THE CONTENTS OF THIS QUESTIONNAIRE OR AS TO WHO SHOULD COMPLETE THIS QUESTIONNAIRE, PLEASE CONTACT LESLIE P. KLEMPERER, CORPORATE SECRETARY, AT DELTA AT TELEPHONE NUMBER: (404) 715-2600.

                 COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO
                       DELTA AIR LINES, INC. AS FOLLOWS:

        1 COPY BY FACSIMILE TO LESLIE P. KLEMPERER, FAX: (404) 715-2233

                      With The Original Copy To Follow To:
                             DELTA AIR LINES, INC.
                                 P.O. BOX 20706
                               ATLANTA, GA 30320
                         ATTENTION: CORPORATE SECRETARY

         The undersigned hereby provides the following information to Delta and represents and warrants that such information is accurate and complete:

         1. YOUR IDENTITY AND BACKGROUND AS THE BENEFICIAL OWNER OF THE TRANSFER RESTRICTED SECURITIES.

                  (a)      Your full legal name:

                           ----------------------------------------------------

                  (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

                           Address:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           Telephone No.:
                                         --------------------------------------

                           Fax No.:
                                   --------------------------------------------

                  (c)      Are you a broker-dealer registered pursuant to
                           Section 15 of the Exchange Act?

                           [ ] Yes.

                           [ ] No.

                  (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

                           [ ] Yes.

                           [ ] No.

                           For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

                  (e) Full legal name of person through which you hold the Transfer Restricted Securities (i.e. name of your broker or the DTC participant, if applicable, through which your Registered Securities are held):

                           Name of broker:
                                          -------------------------------------

                           DTC No.:
                                   --------------------------------------------

                           Contact person:
                                          -------------------------------------

                           Telephone No.:
                                         --------------------------------------

         2.       YOUR RELATIONSHIP WITH DELTA AIR LINES, INC.

                  (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Delta Air Lines, Inc. (or its predecessors or affiliates) within the past three years?

                           [ ] Yes.

                           [ ] No.

                  (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Delta Air Lines, Inc.:

         3.       YOUR INTEREST IN THE TRANSFER RESTRICTED SECURITIES.

                  (a) State the number of Transfer Restricted Securities beneficially owned by you. Check any of the following that applies to you.

                           Number of shares of Common Stock beneficially owned:

                           ----------------------------------------------------

                  (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Delta Air Lines, Inc.?

                           [ ] Yes.

                           [ ] No.

                  (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of Delta Air Lines, Inc. beneficially owned by you:

                           Type:
                                -----------------------------------------------


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
                           Aggregate amount:
                                            -----------------------------------

                           CUSIP No.:
                                     ------------------------------------------

                  (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

                           [ ] Yes.

                           [ ] No.

                  (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

                           [ ] Yes.

                           [ ] No.

                  (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

         4.       NATURE OF YOUR BENEFICIAL OWNERSHIP.

                  (a) If the name of the beneficial owner of the Transfer Restricted Securities set forth in your response to
                           Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                  (b) With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each stockholder (or holder of partnership interests, if applicable) of such general partner. If any of these named stockholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                  (c) Name your controlling stockholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each stockholder of such Controlling Entity. If any of these named stockholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

                  (A)(i) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Transfer Restricted
                           Securities:

                           ----------------------------------------------------

                    (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                           Address:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           Telephone:
                                     ------------------------------------------

                           Fax:
                               ------------------------------------------------

                   (iii)   Name(s) of stockholders:

                           ----------------------------------------------------

                           ----------------------------------------------------

                  (B)(i)   Full legal name of Controlling Entity(ies):

                           ----------------------------------------------------

                    (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                           Address:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           Telephone:
                                     ------------------------------------------

                           Fax:
                               ------------------------------------------------

                   (iii)   Name(s) of stockholders:

                           ----------------------------------------------------

                           ----------------------------------------------------

IF YOU NEED MORE SPACE FOR THIS RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER. PLEASE BE SURE TO INDICATE YOUR NAME AND THE NUMBER OF THE ITEM BEING RESPONDED TO ON EACH SUCH ADDITIONAL SHEET OF PAPER, AND TO SIGN EACH SUCH ADDITIONAL SHEET OF PAPER BEFORE ATTACHING IT TO THIS QUESTIONNAIRE. PLEASE NOTE THAT YOU MAY BE ASKED TO ANSWER ADDITIONAL QUESTIONS DEPENDING ON YOUR RESPONSES TO THE FOLLOWING QUESTIONS.

         5.       PLAN OF DISTRIBUTION.

                  Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all):
                  Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options.

                  State any exceptions here:

                  -------------------------------------------------------------

                  -------------------------------------------------------------

         The undersigned acknowledges that its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, Delta has agreed under certain circumstances to indemnify the undersigned beneficial owner and Selling Securityholder against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify Delta of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

         All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

         By signing below, the undersigned acknowledges that it is the beneficial owner of the Transfer Restricted Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Delta in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by Delta, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of Delta and the undersigned beneficial owner. This Agreement shall be governed in all respects by the laws of the State of New York.


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